                                  EXHIBIT 99.1

                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Biogen, Inc., a Massachusetts corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 18, 2002         /s/ James C. Mullen
                                ------------------------------
                                JAMES C. MULLEN
                                CHAIRMAN, CHIEF EXECUTIVE OFFICER
                                AND PRESIDENT

Dated: October 18, 2002         /s/ Peter N. Kellogg
                                ------------------------------
                                PETER N. KELLOGG
                                EXECUTIVE VICE PRESIDENT - FINANCE
                                AND CHIEF FINANCIAL OFFICER

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.